UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
DARA BIOSCIENCES, INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☒
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: $3,264
	(2)	Form, Schedule or Registration Statement No.: Form F-4 (File No. 333-206305)
	(3)	Filing Party: Midatech Pharma PLC
	(4)	Date Filed: August 11, 2015

November 12, 2015

Dear Stockholder,

By now you should have received proxy materials in connection with the 2015 Special Meeting of Stockholders of DARA BioSciences, Inc. that is scheduled to be held December 2, 2015.  According to our latest records, your PROXY VOTE for this Special Meeting HAS NOT YET BEEN RECEIVED.

PLEASE VOTE TODAY!

You should refer to the proxy materials previously mailed to you for additional information.  If you have not received these materials, please call us immediately so that we can provide you with the materials.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL PROPOSALS

Please vote your shares today so that your vote can be counted without delay. Voting is easy. You may use one of the options below to ensure that your vote is promptly recorded in time for the Special Meeting:

▪	VOTE BY PHONE: You may cast your vote by calling the toll-free number on the enclosed proxy voting form. Follow the instructions on your proxy card to cast your vote.

▪	VOTE VIA THE INTERNET: You may cast your vote by logging onto www.proxyvote.com with the control number identified on the enclosed proxy voting form and following the instructions on the screen.

▪	VOTE BY MAIL: You may cast your vote by completing, signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If you have any questions or require further assistance in voting your shares, please contact our proxy solicitation agent Alliance Advisors toll-free at 855-737-3174

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

Thank you very much for your support and for taking the time to vote your shares.

Sincerely,

DARA BioSciences, Inc.

IF YOU HAVE RECENTLY MAILED YOUR PROXY CARD OR CAST YOUR VOTE BY PHONE OR INTERNET, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

8601 Six Forks Road, Suite 160; Raleigh, North Carolina 27615